STOCKHOLDERS’ EQUITY	3 Months Ended	6 Months Ended	12 Months Ended
	Mar. 31, 2016	Jun. 30, 2017	Dec. 31, 2016	Dec. 31, 2015
SHAREHOLDERS’ EQUITY
NOTE 9 - SHAREHOLDERS’ EQUITY

Authorized Shares of Common Stock

On May 2, 2017, the Board of Directors authorized the amendment of the Company’s certificate of incorporation to increase the number of authorized shares of common stock by 50 million from the prior level of 100 million. This amendment was also approved by majority of the shareholders on July 13, 2017. There was no change in the stated par value of the shares as a result of this amendment.

Conditionally Redeemable 6% Preferred Stock

In August 2014, the Company designated 2,000 shares of its authorized preferred stock as Conditionally Redeemable 6% Preferred Stock, or (the “Redeemable Preferred”). All 2,000 shares of Redeemable Preferred were issued in September 2014, pursuant to the Settlement Agreement with Hexagon, LLC (f/k/a Hexagon Investments, LLC) (“Hexagon”). The Redeemable Preferred had a par value and stated value $1,000 per share and was not convertible into common stock or any other securities of the Company. Except as otherwise required by law, holders of the Redeemable Preferred were not entitled to voting rights.

Effective as of April 24, 2017, the Company redeemed, in full, the Company’s Redeemable Preferred (as defined above in Note 9). In accordance therewith, the Company and Hexagon, the only holder of the Redeemable Preferred, entered into a Settlement and Release Agreement (the “Settlement Agreement”), which sets forth the terms of the redemption. In addition, the Settlement Agreement resolves certain other issues related to liability reimbursements on certain oil and natural gas properties that had previously been alleged by Hexagon. Accordingly, all prior issues with Hexagon have been resolved and the Redeemable Preferred has been redeemed in full.

Series B 6% Convertible Preferred Stock

On June 15, 2016, the Company entered into a purchase agreement for the private placement of 20,000 shares of its Series B Preferred Stock, along with detachable warrants to purchase up to 9,090,926 shares of common stock, at an exercise price of $2.50 per share, for aggregate gross proceeds of $20 million. The Series B Preferred Stock was converted in full as of June 30, 2017, as described below.

Each share of Series B Preferred Stock was convertible, at the option of the holder, subject to adjustment under certain circumstances into shares of common stock of the Company at a conversion price of $1.10. Except as otherwise required by law, holders of the Series B Preferred Stock were not be entitled to voting rights. The Series B Preferred Stock was convertible at any time, subject to certain conditions, at the option of the holders, or at the Company’s discretion when the Company’s common stock trades above $10.00 (subject to any reverse or forward stock splits and the like) for ten consecutive days. In addition, the Company had the right to redeem the shares of Series B Preferred Stock, along with any accrued and unpaid dividends, at any time, subject to certain conditions set forth in the Certificate of Designation. The holders of the Series B Preferred Stock were entitled to receive a dividend payable (subject to certain conditions set forth in the Certificate of Designation), in cash or shares of common stock of the Company, at the election of the Company, at a rate of 6% per annum.

On April 25, 2017, the Company entered into a Series B 6.0% Convertible Preferred Stock Conversion Agreement (the “Conversion Agreement”), with all of the holders of the outstanding Series B 6% Convertible Preferred Stock (the “Series B Holders”) to convert any outstanding shares of Series B 6% Convertible Preferred Stock including an increase in the stated value of to reflect dividends that would have accrued through December 31, 2017 in the amount of approximately 14.3 million shares of common stock. On the same date, the Series B Holders further agreed to adopt the Amended and Restated Certificate of Designation of Preferences, Rights and Limitations of Series B 6% Convertible Preferred Stock (“A&R COD”) in order to remove certain restrictions contained therein with respect to beneficial ownership limitations, a condition of the Conversion Agreement. The A&R COD became effective on April 26, 2017, resulting in the automatic conversion of all outstanding Series B 6% Convertible Preferred Stock. As a result of the automatic conversion, the Company recognized $4.6 million of dividends and deemed dividends on the Series B 6% Preferred Stock during the six months ended June 30, 2017.

The Conversion Agreement contained customary representations and warranties by the Series B Holders and other agreements and obligations of the parties.

Private Placement

On February 28, 2017, the Company entered into a Securities Subscription Agreement (the “Subscription Agreement”) with certain institutional and accredited investors in connection with a private placement the (“March 2017 Private Placement”) to sell 5.2 million units, consisting of approximately 5.2 million shares of common stock and warrants to purchase approximately an additional 2.6 million shares of common stock. Each unit consists of one share of common stock and a warrant to purchase 0.50 shares of common stock (each, a “Unit”), at a price per unit of $3.85. Each warrant has an exercise price of $4.50 and may be subject to redemption by the Company, upon prior written notice, if the price of the Company’s common stock closes at or above $6.30 for twenty trading days during a consecutive thirty trading day period. As of June 30, 2017, the Company received aggregate gross proceeds of $20.0 million and issued 5,194,821 shares of common stock and 2,597,420 warrants to purchase shares of common stock.

Warrants

The following table provides a summary of warrant activity for the six months ended June 30, 2017:

	Warrants	Weighted- Average Exercise Price
Outstanding at January 1, 2017	15,915,511	$3.34
Warrants issued in connection with private placement	2,597,420	4.50
Warrants issued to Heartland	160,714	3.50
Exercised, forfeited, or expired	(6,150,600)	(0.39)
Outstanding at June 30, 2017	12,523,045	$4.59

NOTE 12 – STOCKHOLDERS’ EQUITY

May 2014 Private Placement - Series A 8% Convertible Preferred Stock

On May 30, 2014, the Company consummated a private placement of 7,500 shares of Series A Preferred Stock, along with detachable warrants to purchase up to 155,602 shares of Common Stock, at an exercise price of $28.90 per share, for aggregate gross proceeds of $7.50 million. The Series A Preferred Stock has a par value of $0.0001 per share, a stated value of $1,000 per share, a conversion price of $24.10 per share, and a liquidation preference to any junior securities. Except as otherwise required by law, holders of Series A Preferred Stock shall not be entitled to voting rights, except with respect to proposals to alter or change adversely the powers, preferences or rights given to the Series A Preferred Stock, authorize or create any class of stock ranking senior to the Series A Preferred Stock as to dividends, redemption or distribution of assets upon liquidation, amend its certificate of incorporation or other charter documents in any manner that adversely affects any rights of the Preferred Stock holder, or increase the number of authorized Series A Preferred Stock. The holders of the Series A Preferred Stock are entitled to receive a dividend payable, at the election of the Company (subject to certain conditions as set forth in the Certificate of Designations), in cash or shares of Common Stock, at a rate of 8% per annum payable a day after the end of each quarter. The Series A Preferred Stock is convertible at any time at the option of the holders, or at the Company’s discretion when the Common Stock trades above $75.00 for ten consecutive days with a daily dollar trading volume above $300,000. In addition, the Company has the right to redeem the shares of Series A Preferred Stock, along with any accrued and unpaid dividends, at any time, subject to certain conditions as set forth in the Certificate of Designations. In addition, holders of the Series A Preferred Stock can require the Company to redeem the Series A Preferred upon the occurrence of certain triggering events, including (i) failure to timely deliver shares of Common Stock after valid delivery of a notice of conversion by the holder; (ii) failure to have available a sufficient number of authorized and unreserved shares of Common Stock to issue upon conversion; (iii) the occurrence of certain change of control transactions; (iv) the occurrence of certain events of insolvency; and (v) the ineligibility of the Company to electronically transfer its shares via the Depository Trust Company or another established clearing corporation.

In connection with issuance of the Series A Preferred Stock, the beneficial conversion feature (“BCF”) was valued at $2.21 million and the fair value of the warrant was valued at $1.35 million. The aggregate value of the Series A Preferred Stock and warrant, valued at $3.56 million, was considered a deemed dividend and the full amount was expensed immediately. The Company determined the transaction created a beneficial conversion feature which is calculated by taking the net proceeds of $6.79 million and valuing the warrants as of May 2014, utilizing a Black Scholes option pricing model. The inputs for the pricing model are: $24.80 market price per share; exercise price of $28.90 per share; expected life of 3 years; volatility of 70%; and risk free rate of 0.20%. The Company calculated the total consideration given to be $8.40 million comprised of $6.80 million for the Series A Preferred and $1.6 million for the warrants. The Company deemed the value of the beneficial conversion feature to be $2.21 million and immediately accreted that amount as a deemed dividend. As of December 31, 2015, the Company has accrued a cumulative dividend for approximately $0.6 million.

On June 23, 2016, in connection with the completion of the Merger, each outstanding share of the Company’s Series A Preferred Stock (the “Series A Preferred Stock”) automatically converted into Common Stock at a conversion price of $5.00, resulting in the issuance of 1,500,000 shares of Common Stock with a market value of $1.20 per share. As consideration for the automatic conversion, the Company reduced the conversion price on the Series A Preferred Stock from $24.10 to $5.00. The modification of such conversion price and forgiveness of accrued but unpaid dividend of approximately $0.9 million resulted in a net loss on the conversion of the Series A Preferred Stock of approximately $0.5 million.

Conditionally Redeemable 6% Preferred Stock

In August 2014, the Company designated 2,000 shares of its authorized preferred stock as Conditionally Redeemable 6% Preferred Stock, or the Redeemable Preferred. All 2,000 shares of Redeemable Preferred were issued in September 2014, pursuant to the Settlement Agreement with Hexagon. The Redeemable Preferred has the same par value and stated value characteristics as the Series A Preferred Stock, yet the Conditionally Redeemable 6% Preferred Stock is not convertible into Common Stock or any other securities of the Company. Except as otherwise required by law, holders of the Redeemable Preferred shall not be entitled to voting rights.

The Redeemable Preferred Stock bears a 6% dividend per annum, payable quarterly, and is redeemable at face value (plus any accrued and unpaid dividends) at any time at the Company’s option, or at the Holders option upon the Company’s achievement of certain production and reserves thresholds. These thresholds include, the Company’s annualized gross production average for 90 consecutive days at 2,500 BOE per day or higher or the Company’s PV-10 value of its producing developed properties filed with the Securities and Exchange Commission exceeds $50 million. As of December 31, 2016 and 2015, the Company has accrued a cumulative dividend of $240,000 and $120,000, respectively. The total outstanding Redeemable Preferred was valued at approximately $1.9 million and $1.2 million at December 31, 2016 and 2015, respectively.

Series B 6% Convertible Preferred Stock

On June 15, 2016, the Company entered into a purchase agreement for the private placement of 20,000 shares of its Series B Preferred Stock, along with detachable warrants to purchase up to 9,090,926 shares of Common Stock, at an exercise price of $2.50 per share, for aggregate gross proceeds of $20 million.

Each share of Series B Preferred Stock is convertible, at the option of the holder, subject to adjustment under certain circumstances into shares of Common Stock of the Company at a conversion price of $1.10. Except as otherwise required by law, holders of the Series B Preferred Stock shall not be entitled to voting rights. The Series B Preferred Stock is convertible at any time, subject to certain conditions, at the option of the holders, or at the Company’s discretion when the Company’s Common Stock trades above $10.00 (subject to any reverse or forward stock splits and the like) for ten consecutive days. In addition, the Company has the right to redeem the shares of Series B Preferred Stock, along with any accrued and unpaid dividends, at any time, subject to certain conditions as set forth in the Certificate of Designation. The holders of the Series B Preferred Stock are entitled to receive a dividend payable (subject to certain conditions as set forth in the Certificate of Designation), in cash or shares of Common Stock of the Company, at the election of the Company, at a rate of 6% per annum.

The Series B Preferred Stock is classified as equity based on the following criteria: i) the redemption of the instrument at the control of the Company; ii) the instrument is convertible into a fixed amount of shares at a conversion price of $1.10; iii) the instrument is closely related to the underlying Company’s Common Stock; iv) the conversion option is indexed to the Company’s stock; v) the conversion option cannot be settled in cash and only can be redeemed at the discretion of the Company; vi) and the Series B Preferred Stock is not considered convertible debt.

Shares of the Series B Preferred Stock and related warrants were valued using the relative fair value method. The Company determined the transaction created a beneficial conversion feature of $7.9 million, which was expensed immediately and was calculated by taking the net proceeds of approximately $15.2 million and valuing the warrants as of June 15, 2016, utilizing a Black Scholes option pricing model. The inputs for the pricing model are: $1.20 market price per share; exercise price of $2.50 per share; contractual life of 2 years; volatility of 238%; and risk free rate of 0.78%. As of December 31, 2016, the total value of the issued and outstanding shares of Series B Preferred Stock was approximately $13.4 million.

As of December 31, 2016, approximately 3,000 shares of the Series B Preferred Stock plus approximately $0.06 million of cumulative dividend payable were converted into approximately 2.7 million shares of the Company’s Common Stock at conversion price of $1.10 per share. As of December 31, 2016, the Company accrued approximately $0.6 million of cumulative dividend for Series B Preferred Stock.

Warrants

A summary of warrant activity for the twelve months ended December 31, 2016 and 2015 (adjusted to reflect 1-for10 reverse stock split on June 23, 2016):

		Weighted-
		Average
	Warrants	Exercise Price
Outstanding at January 1, 2015	1,700,707	$1.76
Warrants issued to consultants	60,000	16.30
Warrants issued to Heartland	22,500	8.70
Warrants issued with Convertible Notes	1,180,000	2.50
Exercised, forfeited, or expired	(484,891)	(61.30)
Outstanding at December 31, 2015	2,478,316	$14.80
Warrants issued to Series B Preferred Stock	9,090,926	1.54
Warrants issued for fees	1,272,727	1.30
Warrants issued with Convertible Notes	1,145,238	2.47
Warrants issued to amend Convertible Notes	1,648,267	2.50
Additional warrants issued to Bristol	541,026	3.12
Warrants issued to SOS in connection with the Merger	200,000	2.50
Exercised, forfeited, or expired	(460,989)	(34.74)
Outstanding at December 31, 2016	15,915,511	$3.34

The aggregate intrinsic value associated with outstanding warrants was approximately $18.3 million at December 31, 2016, as the strike price of all warrants exceeded the market price for Common Stock, based on the Company’s closing Common Stock price of $3.10. The weighted average remaining contract life was 1.64 years and 2.13 years as of December 31, 2016 and 2015.

During the year ended December 31, 2016, the Company issued approximately 13.16 million warrants to purchase shares of Common Stock to Purchasers of the Convertible Notes, Purchasers of Series B Preferred Stock and placement agent fees in connection with the Series B Preferred Stock Offering. The Company also issued a warrant to purchase 200,000 shares of Common Stock to Brushy's subordinated lender in exchange for extinguishment of certain debt owed by Brushy.

The fair value of each stock warrant issued is determined using the Black-Scholes-Merton pricing model based on the following variables as summarized in the table below (fair value in thousands):

	Fair Value of Warrants	Number of Warrants	Stock Price	Exercise Price	Expected Volatility	Risk Free Rate	Contractual Life
As of December 31, 2016:
Warrants issued for Series B Preferred Stock	$9,486	9,090,926	$1.30	$2.50	238%	0.78%	2 years
Warrants issued for Series B Preferred Stock offering fees	$1,590	1,272,724	$1.30	$1.30	238%	0.92%	3 years
Warrants issued with Convertible Notes	$1,446	975,051	$1.70	$1.00	245%	0.75%	2 years
Warrants issued with Convertible Notes	$277	170,187	$1.70	$1.10	245%	0.75%	3 years
Warrants issued to amend convertible debts	$1,625	1,648,270	$1.12	$2.50	203%	0.76%	3 years
Warrants issued to SOS	$170	200,000	$1.20	$25.00	199%	0.76%	3 years
Additional warrants issued to Bristol	$1,024	541,026	$3.10	$3.12	101%	1.38%	3 years

As of December 31, 2015:
Warrants issued for bridge term loan	$1,222	1,180,000	$2.48	$2.89	170%	0.20%	3 years
Warrants issued for consultants	$425	60,000	$23.30	$42.50	99%	1.29%	5 years
Warrants issued for Heartland Bank	$56	22,500	$25.00	$25.00	99%	1.29%	5 years

In connection with the May Financing, in exchange for additional consideration in the form of participation in the May Convertible Notes offering, certain Purchasers received amended and restated warrants to purchase approximately 620,000 shares of Common Stock, which reduced the exercise price of the warrants issued to these Purchasers in each of the prior two Convertible Notes issuances from $2.50 to $0.10, 80,000 of which were subsequently exercised. Additionally, during the three months ended June 30, 2016, in exchange for several offers to immediately exercise a portion of each investor’s outstanding warrants issued between 2013 and 2014, the Company reduced the exercise price on warrants to purchase a total of 416,454 shares of Common Stock ranging from $42.50 to $25.00 per share to $0.10 per share, of which a total of 315,990 were subsequently exercised, resulting in the issuance of an aggregate amount of 300,706 shares of Common Stock due to certain cashless exercises. The Company accounted for the reduction in the exercise price as an inducement expense and recognized $1.72 million in other income (expense).

Additionally, in connection with the Credit and Guarantee Agreement, as partial consideration to the Lenders, the Company also amended certain warrants issued in the Series B private placement held by the Lenders to purchase up to an aggregate amount of approximately 3.5 million shares of Common Stock to date, such that the exercise price per share was lowered from $2.50 to $0.01 on such warrants. The number of warrants amended for each Lender was based on the amount of each Lender’s respective participation in the initial Term Loan relative to the amount invested in the Series B private placement. All of the amended warrants are immediately exercisable from the original issuance date, for a period of two years, subject to certain conditions. For a more detailed description of the terms of the Credit and Guarantee Agreement and the warrant reprice see “Note 8—Loan Agreements—Credit and Guarantee Agreement.”

Brushy Resources, Inc [Member]
SHAREHOLDERS’ EQUITY
NOTE 13 - STOCKHOLDERS’ EQUITY

Warrants

Upon entering into the Second Amendment to the First Amended and Restated Credit Agreement on April 15, 2015 with SOSVentures, SOSVentures received warrants to purchase 2,542,397 shares of the Company’s common stock for $1.00 per share with a two-year term. The intrinsic value associated with the outstanding warrants was zero at March 31, 2016, as the strike price of all warrants exceeded the implied market price for common stock. The remaining contract life was 1 year. The implied value of the warrants were based on the Company’s peer group, which included Company’s owning assets in the same areas and of similar size.  This valuation determined that the value of the warrants was approximately zero.  As such, the Company has placed no value on the warrants issued.

NOTE 13 - STOCKHOLDER’S EQUITY

Preferred Shares

The Company is authorized to issue up to 10,000,000 preferred shares, par value $0.001 per share, with such designations, voting and other rights and preferences as may be determined from time to time by the Company’s board of directors. No preferred shares were issued and outstanding as of December 31, 2015 and 2014.

Common Shares

The Company has a single class of common shares that have the same rights, preferences, limitations, and qualifications. The Company is authorized to issue up to 150,000,000 shares, par value $0.001 per share, in the aggregate and from time to time may increase the number of shares authorized.

Warrants

Upon entering into the Second Amendment to the First Amended and Restated Credit Agreement with SOSVentures, SOSVentures received warrants to purchase 2,542,397 of the Company’s common shares for $1.00 per share with a two-year term. The intrinsic value associated with the outstanding warrants was zero at December 31, 2015, as the strike price of all warrants exceeded the implied market price for Common Stock. The remaining contract life was 1.29 years. The implied value of the warrants were based on our peer group, which included Company’s owning assets in the same areas and of similar size.  This valuation determined that the value of the warrants were zero.  As such, the Company has placed no value on the warrants issued.